                                                                   EXHIBIT 10.50


(GE Logo)

                                           GE Commercial Equipment Finance
                                             Life Science & Technology Finance
-------------------------------------------------


                                             401 Merritt 7, Suite 23
                                             Norwalk, CT 06851
                                             203-229-1800 / Fax: 203-229-1995


September 27, 2002

Ms. Gail Sloan, Controller
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, CA 92121


Dear Ms. Sloan:

Reference is made herein to a certain Schedule 001 to Master Security No. 4136472 dated September 6, 2002 between General Electric Capital Corporation ("GECC"), as, Lender and La Jolla Pharmaceutical Company ("La Jolla") as Borrower (the "Contract") covering the equipment listed on Exhibit A attached hereto (the "Equipment").

GECC and La Jolla acknowledge, agree and consent that the commencement date reflected on the Contract is hereby amended from September 26, 2002 to September 27, 2002. In addition, the first periodic installment is hereby amended from November 1, 2002 to October 1, 2002.

In all other respects the terms and provisions of the Contract are hereby ratified and reconfirmed.


                                        Very truly yours,

                                        General Electric Capital Corporation



AGREED TO AND ACKNOWLEDGED BY:

La Jolla Pharmaceutical Company

BY  /s/ Gail A. Sloan
  --------------------------------

TITLE  Controller
     -----------------------------